Impairment charges	12 Months Ended
Dec. 31, 2019
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment charges
6 Impairment charges

	Note	Pre-tax amount 2019 US$m	Taxation 2019 US$m	Non-controlling interest 2019 US$m	Net amount 2019 US$m	Pre-tax amount 2018 US$m	Pre-tax amount 2017 US$m
Copper & Diamonds – Oyu Tolgoi		(2,240)	(39)	1,506	(773)	—	—
Aluminium – Yarwun alumina refinery		(1,138)	339	—	(799)	—	—
Aluminium – ISAL Smelter		(109)	23	—	(86)	(123)	—
Energy & Minerals – Rössing		—	—	—	—	(9)	(267)
Energy & Minerals – Roughrider		—	—	—	—	—	(357)
Copper & Diamonds – Argyle		—	—	—	—	—	(172)
Total impairment charge		(3,487)	323	1,506	(1,658)	(132)	(796)

Allocated as:
Intangible assets	13	(1)				(2)	(357)
Property, plant and equipment	14	(3,486)				(130)	(435)
Other assets and liabilities		—				—	(4)
Total impairment charge		(3,487)				(132)	(796)
Comprising:
Total impairment charges in the financial information by business unit (page 252)					(3,487)	(132)	(796)
Taxation (including related to EAUs)					323	25	141
Non-controlling interests					1,506	3	174
Total impairment in the income statement					(1,658)	(104)	(481)

Copper & Diamonds – Oyu Tolgoi, Mongolia
On 16 July 2019 we announced that the first sustainable production from the Oyu Tolgoi underground project could be delayed by 16 to 30 months compared with the original feasibility study guidance in 2016. We also announced that development capital spend for the project may increase by between US$1.2 billion and US$1.9 billion in excess of the US$5.3 billion previously disclosed.
We identified these matters as an impairment trigger and prepared an assessment of the recoverable amount for the cash-generating unit (CGU) at 30 June 2019 using a fair value less cost of disposal (FVLCD) model, as prescribed by IAS 36 “Impairment of assets”.
In arriving at a recoverable amount, as at 30 June 2019, we estimated post-tax cash flows expressed in real terms over the current life of mine plus anticipated future expansions, utilising mineral resources. The mineral resources incorporate almost two billion tonnes of ore, which contributes approximately 20% to the total recoverable amount. We discounted the cash flows using a post-tax discount rate of 8.3% expressed in real terms. Due to the inputs used, the recoverable amount of the Oyu Tolgoi CGU was classified as level 3 under the fair value hierarchy.
At 30 June 2019 we determined the recoverable amount to be US$8.3 billion on a post-tax basis which resulted in a pre-tax impairment charge of US$2.2 billion (100% basis). This was allocated to mining properties and the underground development assets under construction. The net adjustment to tax represented an increase to deferred tax assets of US$320 million for the temporary difference corresponding to the impairment and a decrease in deferred tax assets of US$359 million for tax losses that are now expected to expire without utilisation.
The post-tax impairment charge of US$2.3 billion was allocated 66% to non-controlling interests with the remaining 34% to Rio Tinto shareholders (US$0.8 billion) in proportion to the equity ownership interest in the project.
We calculated the recoverable amount taking into account a number of mine design options. As studies progress, this will lead to the selection of a preferred development option with detailed cost scheduling and production assumptions, which may lead to a change in recoverable amount. The recoverable amount also includes high-level risk adjustments to net cash flows to reflect the inherent uncertainty of assumptions for development capital, schedule and mineral resources.
6 Impairment charges continued
Copper & Diamonds – Oyu Tolgoi, Mongolia continued
Together with development capital, scheduling and production assumptions, other critical assumptions in the determination of recoverable amount include discount rate and commodity prices. To illustrate the sensitivity of the recoverable amount to movements in these assumptions, an increase to the post-tax real terms discount rate of one percentage point with all other inputs remaining constant would reduce the recoverable amount by US$1.5 billion. A decrease in forecast copper prices by 10% throughout the life of the mine would reduce the recoverable amount by US$2.2 billion while an increase of 10% would increase the recoverable amount by US$2.1 billion.
We have continued to monitor developments in the project through the second half of the year. No further adjustment has been recorded to the impairment charge recognised at 30 June.
Aluminium – Yarwun alumina refinery, Australia
In previous years, the Yarwun alumina refinery has been part of a single cash-generating unit (CGU) with Queensland Alumina and the Weipa bauxite mine due to the integrated nature of these operations in Queensland, Australia. During 2019, the ramp-up of the Amrun expansion at Weipa resulted in increased bauxite export levels to the extent that Weipa is now considered to generate cash inflows largely independent from the downstream alumina operations. This change in circumstance has resulted in the previous CGU being split in 2019 into three CGUs: Weipa bauxite mine, Yarwun alumina refinery and Queensland Alumina.
In 2019, our annual impairment assessment of the Yarwun CGU resulted in a pre-tax impairment charge of US$1,138 million to property, plant and equipment as a result of this CGU being assessed on a stand-alone basis and a 30 per cent year-on-year reduction in the spot price of alumina.

The recoverable amount of US$911 million for the Yarwun CGU was determined by reference to a fair value less cost of disposal (FVLCD) model in line with the accounting policy set out in note 1(i). The recoverable amount of the Yarwun CGU is classified as level 3 under the fair value hierarchy. In arriving at FVLCD, post-tax cash flows expressed in real terms have been estimated over the expected useful economic life of the refinery and discounted using a post-tax discount rate of 6.6% expressed in real terms.

The individual assumptions subject to the most estimation uncertainty for the FVLCD calculation are the alumina price and the discount rate. To illustrate these sensitivities, a 5% reduction in the alumina price, equivalent to a US$17 per tonne decrease in the long run, would have reduced the recoverable amount by approximately US$505 million with all other inputs remaining constant. A one percentage point increase in the post-tax real-terms discount rate would have resulted in a lower recoverable amount by approximately US$160 million.

Aluminium – ISAL Smelter, Iceland
In 2018, we reached agreement with Hydro to sell the ISAL Smelter in Iceland, our 53.3% interest in the Aluchemie anode plant in the Netherlands and our 50% share in the Aluminium fluoride plant in Sweden (ISAL). The anticipated headline sales price of US$345 million was lower than the carrying value of these assets, leading us to recognise an impairment charge of US$123 million. This was based on a fair value less cost of disposal (FVLCD) model, against property, plant and equipment and acquired software. Subsequently, Hydro withdrew its offer.
At 30 June 2019, these assets no longer met the accounting criteria to be classified as assets held for sale. Accordingly these non-current assets were tested for impairment. We calculated the recoverable amount for the cash-generating units based on the IAS 36 value-in-use methodology by reference to the net present value of post-tax cash flows expressed in real terms and discounted at 6.9%. These were US$302 million for the cash-generating unit comprising ISAL and Aluchemie and US$46 million for Alufluor. This resulted in a pre-tax impairment charge of US$109 million allocated to property, plant and equipment and intangibles in the ISAL and Aluchemie cash-generating unit. At 31 December 2019, there were no further indicators of impairment or impairment reversals.
Energy & Minerals – Rössing, Namibia
In 2017, our annual impairment trigger assessment at the Rössing Uranium cash-generating unit identified a drop in forecast prices for uranium due to oversupply in the market. When we assessed the recoverable amount of the assets, we determined that the property, plant and equipment and certain other non-current assets should be fully impaired, resulting in a pre-tax impairment charge of US$267 million.
In 2018, we agreed to sell our share of Rössing Uranium to China National Uranium Corporation Limited. Based on the expected disposal proceeds, we recognised a pre-tax impairment charge of US$9 million on transfer to assets held for sale to write off the property, plant and equipment purchased during 2018. We completed the sale on 16 July 2019 – refer to note 37.
Energy & Minerals – Roughrider, Canada
In 2017, after reassessing our planned exploration spend, we decided not to plan or budget for evaluating the Roughrider deposit. We identified this as an impairment indicator under IFRS 6, and, due to uncertainty around whether there are viable quantities of uranium there, set a recoverable amount of US$nil for the evaluation and exploration assets. In light of this, we recorded an impairment charge of US$357 million to write off the mineral interests recognised when we acquired Roughrider.
Copper & Diamonds – Argyle Diamond Mine, Australia
In 2017, our annual impairment trigger assessment at the Argyle cash-generating unit identified impairment indicators because of lower production volumes compared with forecast, a smaller than expected contribution from productivity improvements and lower realised prices. In assessing the recoverable amount of the assets, we determined that the property, plant and equipment, including an updated closure asset, was fully impaired, resulting in a pre-tax impairment charge of US$172 million. The impairment charge resulted in the recognition of deferred tax assets of US$34 million which will be recovered by other business units in the same tax group.